CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Phoenix Investment Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 26, 2007                           /s/ George R. Aylward
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                                             George R. Aylward, President
                                             (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Investment Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 26, 2007                          /s/ W. Patrick Bradley
     -------------------------------        ------------------------------------
                                             W. Patrick  Bradley,  Chief
                                             Financial Officer and Treasurer
                                             (principal financial officer)